Fannie Mae
3900 Wisconsin Avenue, NW
Washington, DC 20016-2892

Monthly Summary

Published monthly by Fannie Mae’s
Office of Investor Relations

APRIL 2003

Fannie Mae’s regular monthly financial disclosures for April reflect the company’s continued record of disciplined growth.

HIGHLIGHTS FOR APRIL INCLUDE:

•	Total business volume rose to a record high of $139.0 billion, up almost 28 percent from March.

•	Fannie Mae’s book of business grew at an extremely strong compound annual rate of 36.6 percent.

•	Outstanding MBS grew at the highest rate in a decade, at a compound annual rate of 67.6 percent.

•	Portfolio purchases rose to $43.0 billion from $34.3 billion while liquidations rose to $40.5 billion. These two factors led to mortgage portfolio growth of 2.9 percent annualized rate.

•	Retained commitments rose slightly to $41.4 billion, while outstanding portfolio commitments were a strong $72.0 billion at month-end.

•	Interest rate risk measures continued to be favorable.

•	The conventional single-family delinquency rate fell two basis points to 0.57 percent. The multifamily delinquency rate rose three basis points to 0.09 percent.

BUSINESS BALANCES AND GROWTH ($ in Millions)

	Mortgage Portfolio Balance 1/		Outstanding MBS2/		Book of Business

	End Balance	Growth Rate 3/	End Balance	Growth Rate 3/	End Balance	Growth Rate 3/

May 2002	$741,084	3.0%	$925,419	21.4%	$1,666,503	12.8%

June 2002	740,744	-0.5%	945,497	29.4%	1,686,241	15.2%

July 2002	743,025	3.8%	960,114	20.2%	1,703,140	12.7%

August 2002	746,101	5.1%	974,021	18.8%	1,720,122	12.6%

September 2002	751,423	8.9%	990,393	22.1%	1,741,816	16.2%

October 2002	751,347	-0.1%	1,018,303	39.6%	1,769,650	21.0%

November 2002	760,759	16.1%	1,019,031	.9%	1,779,790	7.1%

December 2002	790,800	59.2%	1,029,456	13.0%	1,820,256	31.0%

YTD 2002	$790,800	11.9%	$1,029,456	19.9%	$1,820,256	16.4%

January 2003	$810,609	34.6%	$1,047,903	23.8%	$1,858,512	28.3%

February 2003	816,747	9.5%	1,073,564	33.7%	1,890,311	22.6%

March 2003	815,964	-1.1%	1,107,520	45.3%	1,923,484	23.2%

April 2003	817,894	2.9%	1,156,205	67.6%	1,974,099	36.6%

YTD 2003	$817,894	10.6%	$1,156,205	41.7%	$1,974,099	27.6%

BUSINESS VOLUMES ($ in Millions)

	MBS

			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 4/	Purchases 5/	by Others	Purchases	Volume

May 2002	$40,856	$597	$41,453	$8,396	$33,057	$17,432	$50,489

June 2002	42,641	579	43,220	8,231	34,989	16,310	51,299

July 2002	41,523	826	42,349	10,618	31,731	17,586	49,317

August 2002	49,941	548	50,489	14,447	36,042	23,123	59,165

September 2002	63,426	597	64,023	19,204	44,819	33,518	78,338

October 2002	80,624	699	81,323	19,043	62,280	32,853	95,132

November 2002	80,375	951	81,326	33,535	47,791	47,807	95,599

December 2002	94,054	3,777	97,831	51,947	45,884	67,891	113,775

YTD 2002	$710,961	$12,336	$723,299	$245,039	$478,260	$370,641	$848,901

January 2003	$105,256	$1,390	$106,646	$42,858	$63,788	$57,281	$121,069

February 2003	92,720	465	93,185	27,530	65,655	40,420	106,075

March 2003	92,023	719	92,742	18,252	74,490	34,304	108,794

April 2003	120,976	667	121,643	25,648	95,995	43,028	139,024

YTD 2003	$410,975	$3,241	$414,216	$114,288	$299,928	$175,033	$474,962

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions)

		Purchases
						Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 6/	Sales

May 2002	$18,181	$16,695	$737	$17,432	6.49%	$223

June 2002	22,165	15,897	414	16,310	6.52%	2,470

July 2002	29,724	17,173	413	17,586	6.27%	51

August 2002	41,263	22,650	473	23,123	5.97%	2

September 2002	57,039	33,112	406	33,518	5.75%	1,383

October 2002	67,342	32,297	556	32,853	5.61%	951

November 2002	52,766	47,131	676	47,807	5.52%	142

December 2002	29,214	66,703	1,188	67,891	5.42%	293

YTD 2002	$388,059	$363,149	$7,492	$370,641	5.92%	$9,582

January 2003	$25,097	$56,402	$879	$57,281	5.44%	$60

February 2003	51,238	39,814	606	40,420	5.32%	780

March 2003	39,548	33,621	683	34,304	5.20%	431

April 2003	41,427	42,395	633	43,028	5.20%	646

YTD 2003	$157,310	$172,232	$2,801	$175,033	5.31%	$1,917

1/ Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $529 billion of Fannie Mae MBS as of April 30, 2003.
2/ MBS held by investors other than Fannie Mae’s portfolio.
3/ Growth rates are compounded.
4/ Excludes MBS issued from Fannie Mae’s portfolio, which was $829 million in April 2003.
5/ Included in total portfolio purchases.
6/ Yields shown on a taxable-equivalent basis.

LIQUIDATIONS ($ in Millions)

	Mortgage Portfolio		Outstanding MBS
	Liquidations		Liquidations

	Amount	Annual Rate	Amount	Annual Rate

May 2002	15,414	24.99%	18,357	24.00%

June 2002	14,193	22.99%	17,383	22.30%

July 2002	15,265	24.69%	17,153	21.60%

August 2002	20,059	32.33%	22,137	21.47%

September 2002	26,824	42.99%	29,797	36.40%

October 2002	31,990	51.09%	35,321	42.20%

November 2002	38,265	60.73%	47,184	55.58%

December 2002	37,569	58.11%	42,714	50.04%

YTD 2002	$277,419	37.35%	$324,177	34.37%

January 2003	$37,423	56.09%	$45,343	52.38%

February 2003	33,517	49.43%	40,771	46.12%

March 2003	34,668	50.96%	40,915	45.02%

April 2003	40,465	59.44%	47,956	50.84%

YTD 2003	$146,072	54.07%	$174,985	48.48%

DELINQUENCY RATES

Single-family Conventional 1/

No Credit	Credit		Multifamily
Enhancement 2/	Enhancement 3/	Total 4/	Total 5/

0.27%	0.99%	0.48%	0.27%

0.27%	1.02%	0.49%	0.12%

0.27%	1.04%	0.49%	0.10%

0.28%	1.07%	0.51%	0.10%

0.29%	1.12%	0.53%	0.08%

0.29%	1.16%	0.53%	0.08%

0.30%	1.24%	0.56%	0.10%

0.31%	1.29%	0.57%	0.05%

0.32%	1.34%	0.59%	0.03%

0.31%	1.36%	0.59%	0.06%

0.30%	1.34%	0.57%	0.09%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments

May 2002	733,400	72,043	805,443

June 2002	735,741	69,478	805,219

July 2002	736,718	67,460	804,178

August 2002	737,600	62,434	800,034

September 2002	742,119	63,856	805,975

October 2002	746,529	64,923	811,452

November 2002	749,432	76,959	826,391

December 2002	773,717	85,206	858,923

YTD 2002	$735,943	$68,658	$804,601

January 2003	$794,278	$75,849	$870,127

February 2003	808,377	63,706	872,083

March 2003	811,757	61,851	873,608

April 2003	809,928	75,874	885,804

YTD 2003	$806,085	$69,320	$875,406

INTEREST RATE RISK DISCLOSURES

		Rate Level Shock (50bp) 7/		Rate Slope Shock (25bp) 7/

	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap 6/	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk

May 2002	-1	1.9%	3.4%	1.9%	4.4%

June 2002	-4	1.2%	2.4%	3.0%	5.7%

July 2002	-9	3.8%	5.1%	4.5%	6.6%

August 2002	-14	6.5%	6.7%	6.7%	8.2%

September 2002	-10	4.4%	3.9%	5.3%	6.4%

October 2002	-6	2.7%	2.0%	6.0%	7.5%

November 2002	2	6.3%	4.9%	3.5%	5.9%

December 2002	-5	0.6%	1.6%	4.7%	6.6%

January 2003	-3	2.9%	3.8%	3.5%	5.7%

February 2003	-5	3.6%	1.3%	4.9%	6.8%

March 2003	-2	1.7%	2.8%	4.4%	6.7%

April 2003	-2	2.1%	2.5%	4.6%	6.5%

1/ Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.
2/ Loans without primary mortgage insurance or any credit enhancements.
3/ Loans with primary mortgage insurance and other credit enhancements.
4/ Total of single-family non-credit enhanced and credit enhanced loans.
5/ Includes loans two or more months delinquent as a percent of loan dollars and includes the total credit book of business.
6/ Effective January 2003, the duration gap is a weighted average for the month. Prior to 2003, the duration gap was calculated on the last day of the month.
7/ Expresses projected core net interest income under the more adverse of the interest rate and yield curve scenarios as a percentage of projected net interest income without the rate shocks.

The information presented in this report is unaudited and includes in the opinion of management all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. The data should be read in conjunction with audited financial statements that are available from the corporation. For more information regarding Fannie Mae, or for a more detailed quarterly report on Fannie Mae activity please visit www.fanniemae.com or contact us at (202) 752-7115.

Voluntary Initiatives Disclosure
April 2003

INTEREST RATE RISK

		Rate Level Shock (50bp)		Rate Slope Shock (25bp)

	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk
2000

1st Qtr	5	0.1%	4.3%	1.0%	3.0%

2nd Qtr	4	0.6%	4.8%	1.0%	3.0%

3rd Qtr	2	0.8%	4.3%	1.0%	3.1%

4th Qtr	-3	0.5%	2.0%	3.0%	4.3%

2001

1st Qtr	1	3.8%	3.2%	3.1%	4.7%

2nd Qtr	5	1.7%	4.4%	0.9%	2.0%

3rd Qtr	-1	2.4%	3.6%	2.8%	4.0%

4th Qtr	5	5.1%	4.5%	2.4%	4.3%

2002

1st Qtr	5	3.8%	6.1%	1.0%	3.1%

2nd Qtr	-4	1.2%	2.4%	3.0%	5.7%

3rd Qtr	-10	4.4%	3.9%	5.3%	6.4%

4th Qtr	-5	0.6%	1.6%	4.7%	6.6%

2003

January	-3	2.9%	3.8%	3.5%	5.7%

February	-5	3.6%	1.3%	4.9%	6.8%

March	-2	1.7%	2.8%	4.4%	6.7%

April	-2	2.1%	2.5%	4.6%	6.5%

•	Effective duration gap — measures the extent the effective duration of the portfolio’s assets and liabilities are matched. A positive duration gap indicates that the effective duration of our assets exceeds the effective duration of our liabilities by that amount, while a negative duration gap indicates the opposite.

Effective January 2003, the duration gap is a weighted average for the month. Prior to 2003, the duration gap was calculated on the last day of the month.

•	Net interest income at risk — compares Fannie Mae’s projected change in portfolio net interest income under the financially more adverse of a 50 basis point increase and decrease in interest rates. Fannie Mae also compares the expected change in portfolio net interest income for the more adverse of a 25 basis point decrease and increase in the slope of the yield curve. Both measurements are done for one-year and four-year periods.

A positive number indicates the percent by which net interest income could be reduced by the increased rate shock. A negative number would indicate the percent by which net interest income could be increased by the shock.

LIQUIDITY

Ratio of liquid to total assets	Ratio

December 31, 2000	8.2%
March 31, 2001	6.4%
June 30, 2001	8.0%
September 30, 2001	7.8%
December 31, 2001	9.5%
March 31, 2002	7.1%
June 30, 2002	7.8%
September 30, 2002	6.4%
December 31, 2002	6.9%
March 31, 2003	6.7%

•	Fannie Mae will maintain at least three months of liquidity to ensure the company can meet all of its obligations in any period of time in which it does not have access to the debt markets. Fannie Mae also will comply with the Basel Committee on Banking Supervision’s fourteen principles for sound liquidity management.

•	To fulfill its liquidity commitment, Fannie Mae will maintain more than five percent of its on-balance sheet assets in high-quality, liquid, non-mortgage securities.

CREDIT RISK

	Before	After
Lifetime credit loss	credit	credit
sensitivity as of:	enhancements	enhancements

(Dollars in millions)
December 31, 2000	$1,065	$295
March 31, 2001	$1,061	$307
June 30, 2001	$1,045	$332
September 30, 2001	$1,349	$467
December 31, 2001	$1,332	$487
March 31, 2002	$1,285	$425
June 30, 2002	$1,361	$465
September 30, 2002	$1,738	$501
December 31, 2002 /1	$1,838	$596

•	Lifetime credit loss sensitivity measures the sensitivity of Fannie Mae’s expected future credit losses to an immediate five percent decline in home values for all single-family mortgages held in Fannie Mae’s retained portfolio and underlying guaranteed MBS.

•	Credit loss sensitivity is reported in present value terms and measures expected losses in two ways: before receipt of private mortgage insurance claims and any other credit enhancements and after receipt of expected mortgage insurance and other credit enhancements.

RISK-BASED CAPITAL

	Risk-based	Total
Risk-based capital	Capital	Capital	Capital
stress test	Requirement	Held	Surplus

(Dollars in billions)
September 30, 2002	$21.440	$27.278	$5.838
December 31, 2002 1/	17.434	28.871	11.437

•	The risk-based capital standard became effective on September 13, 2002. The standard uses a stress test to determine the amount of total capital the company needs to hold in order to protect against credit and interest rate risk, and requires an additional 30 percent capital for management and operations risk. The higher of Fannie Mae’s risk-based or minimum capital standard is binding.

1 / Most recent data available.